UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2013

ForceField Energy Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-145910	20-8584329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 39th Floor New York, New York	10167
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  646-205-0291

SunSi Energies Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 28, 2013, the registrant filed a Certificate of Amendment to the Company's Articles of Incorporation to change the registrant’s name from SunSi Energies Inc. to ForceField Energy Inc. (“Name Change”).

As a result of the Name Change, the registrant’s ticker symbol has been changed to “FNRG”.

A copy of the Certificate of Amendment is filed hereto as Exhibit 3.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit Number	Description of Exhibit

3.1(1)	Certificate of Amendment effective February 28, 2013

_______________
(1)	Incorporated by reference to Annex A of the registrant’s Preliminary Informational Statement on Schedule 14C as filed with the SEC on February 6, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ForceField Energy Inc.

Date: February 28, 2013	By:	/s/ David Natan
Name: David Natan
Title: Chief Executive Officer

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